                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997



                                    * * * * *

      MORNINGSTAR RATES GABELLI ASSET FUND 5 STARS OVERALL AND FOR THE FIVE
 AND TEN YEAR PERIODS ENDED 10/31/97 AMONG 1210 AND 642 DOMESTIC EQUITY FUNDS, RESPECTIVELY. THE FUND RECEIVED 4 STARS FOR THE THREE YEAR PERIOD ENDED 10/31/97
                                AMONG 2189 FUNDS.



TO OUR SHAREHOLDERS,

     In the third quarter of 1997, buoyed by low inflation, solid corporate earnings, and ongoing merger and acquisition activity, stocks posted solid gains. In the process, the market overcame global currency instability and attendant concerns regarding the earnings prospects for multi-national consumer staple companies such as Coca-Cola, Gillette, and Proctor and Gamble. As demonstrated by the Fund's outstanding returns, stock pickers like us were well rewarded for our efforts.

INVESTMENT PERFORMANCE

     For the third quarter ended September 30, 1997, The Gabelli Asset Fund's total return was 11.3%. The Standard & Poor's (S&P) 500, Value Line Composite and the Russell 2000 Index had returns of 7.5%, 12.7% and 14.9%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund is up 32.4% year-to-date. The S&P 500, Value Line Composite and Russell 2000 rose 29.6%, 29.9% and 26.6%, respectively, over the same nine month period.

     For the ten year period ended September 30, 1997, the Fund's return averaged 15.4% annually, versus average annual returns of 14.7%, 12.9%, 12.3% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on March 3, 1986 through September 30, 1997, the Fund has a total return of 538.5%, which equates to an average annual return of 17.3%.

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. The Morningstar rating reflects historical risk adjusted performance as of October 31, 1997 and is subject to change every month. Morningstar proprietary ratings are calculated from the Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                       Quarter
                                 -----------------------------------------------

                                    1st           2nd         3rd         4th        Year
                                    ---           ---         ---         ---        ----

1997: Net Asset Value ........    $27.00         $31.45      $34.99       --          --

      Total Return ...........      2.2%          16.5%       11.3%       --          --

1996: Net Asset Value ........    $27.44         $28.09      $27.92      $26.42      $26.42

      Total Return ...........      6.6%           2.4%       (0.6)%       4.5%       13.4%

1995: Net Asset Value ........    $23.84         $25.10      $26.76      $25.75      $25.75

      Total Return ...........      7.3%           5.3%        6.6%        3.7%       24.9%

1994: Net Asset Value ........    $22.63         $22.36      $23.56      $22.21      $22.21

      Total Return ...........     (2.9)%         (1.2)%       5.4%       (1.2)%      (0.1)%

1993: Net Asset Value ........    $21.10         $22.10      $23.63      $23.30      $23.30

      Total Return ...........      6.1%           4.7%        6.9%        2.5%       21.8%

1992: Net Asset Value ........    $19.04         $18.91      $19.02      $19.88      $19.88

      Total Return ...........      6.0%          (0.7)%       0.6%        8.5%       14.9%

1991: Net Asset Value ........    $17.36         $17.36      $17.90      $17.96      $17.96

      Total Return ...........     11.1%           0.0%        3.1%        3.2%       18.1%

1990: Net Asset Value ........    $16.48         $16.81      $15.21      $15.63      $15.63

      Total Return ...........     (4.5)%          2.0%       (9.5)%       7.8%       (5.0)%

1989: Net Asset Value ........    $16.46         $18.01      $18.73      $17.26      $17.26

      Total Return ...........     12.0%           9.4%        4.0%       (1.0)%      26.2%

1988: Net Asset Value ........    $13.49         $14.62      $14.94      $14.69      $14.69

      Total Return ...........     14.4%           8.4%        2.2%        3.5%       31.1%

1987: Net Asset Value ........    $12.97         $13.93      $14.66      $12.61      $12.61

      Total Return ...........     19.6%           7.4%        5.2%      (14.0)%      16.2%

1986: Net Asset Value ........    $10.44         $11.21      $11.29      $11.28      $11.28

      Total Return ...........      4.4%(b)        7.4%        0.7%       (0.1)%      12.8%(b)

Average Annual Returns - September 30, 1997(a)
----------------------------------------------

1 Year ...............................   38.5%
5 Year ...............................   19.9%
10 Year ..............................   15.4%
Life of Fund (b) .....................   17.3%


                   Dividend History
--------------------------------------------------------
Payment (ex) Date    Rate Per Share   Reinvestment Price
-----------------    --------------   ------------------
December 31, 1996         $2.770           $26.42
December 29, 1995         $2.000           $25.75
December 30, 1994         $1.056           $22.21
December 31, 1993         $0.921           $23.30
December 31, 1992         $0.755           $19.88
December 31, 1991         $0.505           $17.96
December 31, 1990         $0.770           $15.63
December 29, 1989         $1.278           $17.26
December 30, 1988         $0.775           $14.69
January 4, 1988           $0.834           $12.07
March 9, 1987             $0.505           $12.71


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on March 3, 1986.

--------------------------------------------------------------------------------

WHAT WE DO

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 12 years at The Gabelli Asset Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                   [GRAPHIC]

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

DEAL ACTIVITY SURFACES VALUE

     A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong activity in mergers and acquisitions is providing a tailwind to the outstanding performance of the Fund this year. The accompanying tables illustrate how deal activity surfaced value in a small sample of the portfolio holdings.

                              1997 COMPLETED DEALS

Fund Holding                                     1997 Closing Date       1997 % Return(a)
------------                                     -----------------       ----------------
International Family Entertainment Inc.                  9/5                    125.4%
Rykoff-Sexton Inc.                                       7/3                     54.3%
Delchamps Inc.                                           9/12                    54.2%
BioWhittaker Inc.                                        9/25                    44.5%
BBN Corp.                                                6/9                     28.3%

             PERCENTAGE CHANGES THROUGH 9/30/97 FOR ANNOUNCED DEALS


                                                          Third
Current Fund Holdings                               Quarter Return(b)    Year-to-date Return(b)
---------------------                               -----------------    ----------------------
Fieldcrest Cannon Inc.                                   81.6%                  117.3%
Ticketmaster Group Inc.                                  39.9%                   91.8%
BET Holdings Inc.                                        61.5%                   83.9%
ITT Corp.                                                11.0%                   56.2%
Santa Anita Realty Enterprises Inc.                       8.7%                   28.6%
Gaylord Entertainment Co.                                11.9%                   12.8%
LIN Television Corp.                                      5.7%                   10.4%

THE ECONOMY AND THE STOCK MARKET: "BEAR WATCH"

     In view of still favorable economic and investment demographic trends, the Dow Jones Industrial Average is fairly, if not fully, valued at around 8,000. We do not see many rampant excesses in the current market, but the margin of safety is razor thin. As the doctors in charge of your financial health, we are always looking for things that may cause investor indigestion. Accordingly, we are keeping a close watch on the following developments that may cause us to change our economic and market diagnoses.

INFLATION WATCH

     In 1981-82, then President Reagan dealt a knockdown blow to labor by breaking the air traffic controllers strike. The settlement in the recent UPS strike may indicate labor is finally getting up off the canvas. Labor represents about two-thirds of U.S. industries' total costs. If labor is making a comeback, we may see more inflation than the consensus expects.

PROFIT TAKING

     Wall Street was soundly in favor of a reduction in the capital gains tax rate. Long term, it is a positive for stocks. However, shorter term, it may entice investors to take some profits. Increased profit taking could temporarily alter the very favorable supply and demand profile stocks have enjoyed for the last several years.

--------------------------------------------------------------------------------
(a) Represents changes in share price and dividends paid from December 31, 1996 through the closing date.
(b) Represents changes in share price and dividends paid from beginning of the period through September 30, 1997.

CURRENCY TURMOIL - ASIAN FLU

     Thus far, the currency crises in Thailand, the Philippines, Malaysia, and Singapore have not spread to the Hong Kong dollar, which is the most stable and critical currency in the region. The same is true in Latin America, where the recent run on the Brazilian real has failed to upset the Mexican peso. If this currency virus were to spread further, worldwide stock markets would likely experience some vertigo.

STORMY WEATHER

     On the food front, El Nino, the unusual weather pattern that threatens warm, wet weather throughout the U.S. may play havoc with commodities prices. A late planting season in the Midwest could send food prices higher. A warm winter throughout the Northern states could send fuel prices lower while oil continues to be in short term imbalance on the supply side. This could impact earnings patterns for companies in a range of industry groups.

     Having listed some of the things that could disrupt a still favorable backdrop for the economy and stock market, let us acknowledge the positives. Inflation remains restrained. With a historically large spread between inflation and interest rates along the yield curve, rates could trend down from current levels. Corporate earnings should grow by 8% to 9% in 1998. We do not believe price/earnings multiples are likely to expand substantially in the year ahead, but earnings progress could push the stock market higher. Specific to the Fund, which owns many smaller companies in attractive niche businesses, the lower capital gains tax rate should help promote even more deal activity in smaller firms since family managements will be able to keep more of the proceeds from any such transactions.

INDEXING REVISITED

     In our first quarter 1997 report, we examined the phenomenon of S&P 500 Index fund investing and its impact on the market. In defending active management in general and our value style in particular, we voiced two concerns about S&P indexing. First, that valuations do matter and that the valuations for the mega-cap growth stocks, which have such a disproportionate influence on the capitalization weighted S&P, were more than a little rich. Second, that which goes up the most is most vulnerable to any change in investor perception.

     Our concerns were validated in August, when Coca-Cola (KO - $61.00 - NYSE) and Gillette (G - $86.3125 - NYSE) plummeted following warnings of modestly slowing growth. They took a few other large-cap market favorites with them, dragging the S&P 500 down 5.6% for the month. Broader market indices held relatively steady in August, with the mid-cap S&P 400 down just 0.1% and the Russell 2000 gaining 2.3%.

     Does this mean investors are abandoning blue chips with bloated valuations and once again focusing on the kind of fundamental values more readily available elsewhere? It's too early to tell. Coke, Gillette and many other mega-cap branded consumer goods companies have bounced off their lows, and despite still fanciful valuations, could regain momentum. Of importance, is that for the first time in years, investors got a taste of what can happen to the S&P 500 when something goes wrong for a few of its heav ily weighted component stocks. It may be more than just a coincidence that in the week ending September 24, there was a net outflow from S&P 500 Index funds for the first time in two years.

     We will continue to preach for our own church. Valuations do matter and, over time, investors who buy good companies at bargain prices will generate very attractive returns. Value investors may not outperform momentum players in an euphoric market environment like 1995-96; they should, however, excel in flat and down markets. The tortoise and the hare analogy is valid. We know who wins the race in the end.

CABLE TELEVISION NETWORKS:  GET THEM WHILE THEY'RE HOT

     When we began accumulating cable television network companies, they were priced like straw hats in winter. Today, they are hot retail items. Within the last six months, Fox purchased International Family Entertainment, the Johnson family and Liberty Media (LBTYA - $29.9375 - NASDAQ) agreed to jointly buy BET Holdings Inc. (BTV - $52.875 - NYSE), Westinghouse (WX - $27.0625 - NYSE) announced the acquisition of The Nashville Network and Country Music Channel from Gaylord Entertainment (GET - $25.8125 - NYSE) and Seagram's (VO - $35.25 -
NYSE) negotiated the purchase of the other 50% of the USA Network from partner Viacom (VIA - $31.4375 - ASE). All of these deals are being done at cash flow multiples in the high teens. With the U.S. Supreme Court upholding "must carry" rules that require cable systems to air local network programming, entrenched cable networks are of increasing value to entertainment software producers and distributors, particularly in a "capacity" constrained cable world.

     Most of the smaller independent cable network companies are gone or going from our portfolio at very nice premiums to our purchase prices. May they rest in peace. We still own major cable network operators such as Liberty Media (with stakes in The Discovery Channel, Court TV, Black Entertainment Television, QVC, Home Shopping Network, Liberty Sports Networks and Time Warner, a "clearinghouse" of cable network properties), Viacom (MTV, VH1 and Nickelodeon), Time Warner (TWX - $54.1875 - NYSE) (CNN, CNBC, TNT and the new Cartoon Channel), Seagram's (soon to be 100% owner of the USA Network) and Cablevision Systems (CVC - $62.75 - ASE) (Rainbow cable network properties). With the exception of Liberty Media, these are not pure cable network plays. The relative success of their other businesses will have a material impact on their stock prices. However, we do not believe the full value of these companies' cable network operations are reflected in their current stock prices.

THROWING IN THE TOWEL

     The Fund's single best performer this quarter is Fieldcrest Cannon (FLD - $34.50 - NYSE), the leading manufacturer of towels in the U.S. Despite its dominant market share in the towel business, the company's high debt, low margins and unfocused management put Fieldcrest in Wall Street's discount sales bin. Always looking for a bargain, we snapped it up thinking either management would finally figure out how to make money in the business or someone else would come along and take a crack at it. Indeed, we calculated that declining cotton prices, more efficient processing of imported cotton, and better productivity alone would generate $2.00 per share to Fieldcrest's 1997 earnings.

     As is our custom, we were patient with our Fieldcrest investment. Finally, Texas-based Pillowtex (PTX - $28.50 - NYSE), a leading sheet maker whose success in the bedroom has encouraged it to expand into the bath, decided to take a chance on turning Fieldcrest around by offering $34 per share in cash and stock for the company. At this price, we are happy with Fieldcrest Cannon.

THE CARS

     Everyone knows the bearish view on the domestic auto makers. The economic expansion is long of tooth, foreshadowing earnings deceleration for cyclical industries like the autos. The strong dollar versus the Japanese yen is eroding pricing advantages and shrinking market share. Increased incentives are pinching profit margins. Finally, there is still excess world-wide capacity in the auto industry.

     We believe the short-term bad news is offset by much better than expected long-term prospects. Going forward, we are not likely to experience the kind of boom and bust cycles that have traditionally punished cyclical companies during economic downturns. The auto makers are much more efficiently run today. To wit, a tougher stance with the unions and outsourcing of parts manufacturing has reduced inventory and assembly costs considerably. The "Big Three" are in the pink financially, with enormous "war chests" to cushion themselves from an industry slowdown and allow them to support stock prices through dividend increases and share repurchase programs. Additionally, they are becoming more focused by shedding unrelated assets.

     We concede that demand, margins and operating earnings may slacken in the year ahead. Longer- term, however, we believe the auto makers will surprise on the upside. We believe General Motors (GM - $66.9375 - NYSE) is the best investment vehicle. GM can make more progress on the cost cutting front than Ford (F - $45.125 - NYSE) or Chrysler (C - $36.8125 - NYSE). It recently introduced a series of new models which should help it preserve if not gain market share. GM sold EDS to finance under-funded pensio n liabilities and is in the process of selling subsidiary Hughes' defense electronics business to Raytheon (RTN - $59.125 - NYSE). It will likely spin-off its promising DirecTV division to shareholders. GM has a big pile of cash it can use to either raise its dividend or preferably, repurchase shares to leverage earnings. GM stock is trading at a price/earnings multiple which fully discounts the bad news and does not reflect the positive changes in the industry and within the company itself.

THE AUTO AFTER-MARKET: COMING TOGETHER

     The auto after-market industry has suffered in recent years as it worked off an extended inventory glut resulting from the elimination of middlemen in the distribution system. Today, that excess inventory is largely history. Parts makers like Echlin (ECH - $35.0625 - NYSE), Standard Motor Products (SMP - $23.375 - NYSE) and Federal Mogul (FMO - $37.125 - NYSE) and parts retailers like Genuine Parts (GPC - $30.8125 - NYSE), have all restructured operations. They are entering a period of very easy earnings comparisons. They do relatively little foreign business, so they are not subject to the vicissitudes of currency swings. Finally, they are much less cyclical than most industrial companies. Yet, they trade at big price/earnings and price/cash flow discounts to the market. Investors have largely overlooked this industry group. If earnings come in as strong as we anticipate, it should attract investor attention.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $81.875 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and its travel-related services. Minneapolis-based American Express Fina ncial Advisors (formerly IDS Financial Services) sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards and is slowly gaining market share. Management's objective is virtual parity with bankcard networks. American Express has joined forces with Microsoft to start an online corporate travel service. As evidenced by a 15% increase in per share earnings in 1996, we believe that American Express has been repositioned to enjoy double digit earnings growth over the balance of this decade.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $52.6875 -           [Chris-Craft Industries
NYSE), through its 78% ownership of BHC                          Chart]
Communications (BHC - $129.50 - ASE), is primarily a television broadcaster. BHC owns and operates
UPN affiliated TV stations in New York (WWOR), Los
Angeles (KCOP) and Portland (KPTV). BHC also owns
59% of United Television (UTVI - $104.25 -
NASDAQ), which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. United
Television has announced plans to purchase WRBW, a UPN affiliate in Orlando, for approximately $60 million and WHSW in Baltimore for $80 million.
Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The
Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly
$1.6 billion in cash and marketable securities.

DEERE & CO. (DE - $53.75 - NYSE) is the world's largest manufacturer of farm equipment. The company's products include tractors and planting, harvesting and crop handling equipment. With the U.S. government no longer restricting plantings, additional acreage is likely to be cultivated by the nation's farmers. Weather permitting, bountiful harvests are likely in 1997, so farm incomes should show substantial increases. Global demand for U.S. wheat and other crops should further boost farm income. Long term prospects for farm equipment manufacturers like Deere are enhanced as incomes, diets and standards of living improve overseas. Deere makes industrial equipment used in the construction and forestry industries and a range of consumer products, including lawn and garden tractors and outdoor power equipment. International sales account for one-quarter of Deere's revenues.

GENCORP. INC. (GY - $28.4375 - NYSE) is a manufacturing company, with three business segments. The Aerojet unit is a propulsion, electronic systems, smart munitions, armaments and custom chemicals company. Polymer Products makes vinyl-coated fabrics, latex, wallcoverings and Penn tennis balls. The Automotive division makes vehicle seating products. Receipt of a settlement from the Internal Revenue Service has significantly strengthened the company's balance sheet.

NEIMAN MARCUS GROUP INC. (NMG - $32.00 - NYSE) operates 30 high fashion Neiman Marcus stores and two Bergdorf Goodman stores in New York City. NMG's NM Direct is a state-of-the-art direct marketing operation. Harcourt General (H - $49.5625
- NYSE) is the company's major shareholder, holding 53% of the outstanding common equity after 1996's public offering of eight million NMG shares. The proceeds from the offering were used to partially fund the repurchase of all Neiman Marcus' outstanding preferred stock (held by Harcourt General) for $416 million. Neiman Marcus is positioned to be an important participant in the trend to higher scale consumer spending. We see earnings increasing to $2.00 per share in the next few years.

QUAKER OATS CO. (OAT - $50.375 - NYSE) is a food and beverage company, featuring Quaker Oats grain-based products and Gatorade drinks. Quaker is the dominant producer of hot cereals, rice cakes and golden grain products, while maintaining a profitable #4 position in ready-to-eat cereals. Gatorade is a global brand name with worldwide sales of approximately $1.5 billion. In the U.S., Gatorade maintains a dominant market share of over 80%, despite intense competition from Coca-Cola and PepsiCo. The Snapple iced tea and juice business has been sold to Triarc Co.

RHONE-POULENC RORER INC. (RPR - $96.6875 - NYSE) announced that its majority shareholder, Rhone-Poulenc SA, made a $4.5 billion ($97 per share) bid to acquire the 31.7% stake of Rhone-Poulenc Rorer that it does not already own. Rhone-Poulenc also said it will combine its chemicals and fibers and polymers activities into an independent company that will be floated on the stock market in 1998. The plan is the latest in a series of restructurings that have transformed the global chemical and pharmaceutical industries during the decade. Driven by a desire to break up conglomerates, most large groups that once included both chemicals and pharmaceutical businesses have opted to focus on one activity or the other.

TELE-COMMUNICATIONS INC./LIBERTY MEDIA GROUP (LBTYA - $29.9375 - NASDAQ) owns a collection of interests in some of the most powerful programming entities in the world. Liberty Media is the second largest investor in Time Warner, the world's largest media company. Liberty Media, News Corp. and Tele-Communications International Inc. (TINTA - $16.375 - NASDAQ) have created a global sports joint venture, Fox Sports, that offers an integrated package of sports programming across network broadcast, national cable, and regional cable channels. Liberty's 49%-owned Discovery Communications is a major advertiser-supported basic cable network that includes the flagship Discovery Channel, The Learning Channel and developing businesses such as Discovery Europe and Animal Planet. We consider Liberty Media to be ideally positioned to benefit from expanding distribution channels, including direct broadcast satellite ventures like DirecTV and the Internet.

TIME WARNER INC. (TWX - $54.1875 - NYSE), having completed its acquisition of Turner Broadcasting in the fourth quarter of 1996, is the world's largest diversified media and publishing company. The combined companies have more than $23 billion in revenues and over $4.5 billion in EBITDA. Together they control a host of powerful media brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, Time Warner is now focused on reducing its almost $13 billion in debt and simplifying its capital structure. Cash flow in 1997 is demonstrating a substantial increase as the companies reap the synergies of their merged activities.

UNITED TELEVISION INC. (UTVI - $104.25 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. UTVI has announced plans to purchase WRBW, a UPN affiliate in Orlando, for approximately $60 million and WHSW in Baltimore for $80 million. Its stations, including announced acquisitions, will cover approximately 8% of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications (BHC - $129.50 - ASE).

Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will magnify EBITDA growth going forward. Our 1997 PMV is estimated at $123 per share, $29 of which is cash. UTVI's PMV is expected to reach $165 by the year 2000.

MINIMUM INITIAL INVESTMENT - $1,000


     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.


GABELLI U.S. TREASURY MONEY MARKET FUND

     Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     Little has changed in the favorable economic backdrop for stocks. That does not necessarily mean there are not potential problems that could upset the market apple cart. Barring any unexpected economic dilemmas, stocks should continue to deliver respectable returns. More important, in our view, the market is broadening and investors once again appear to be focusing on fundamental value. Already, strong deal activity is gaining momentum. The capital gains tax cut should encourage smaller niche companies' "urge to merge" in the year ahead.

     We close ever mindful of the potholes that will invariably challenge equities investors, but remain confident the Fund's portfolio is well-positioned to endure the long investment journey to your financial success.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABAX. Please call us during the business day for further information.

     As always, we thank you for your confidence in our investment abilities and will strive to preserve the assets you have entrusted to us.


                                                     Sincerely,


                                                     /s/ Mario J. Gabelli


                                                     MARIO J. GABELLI, CFA
                                                     Portfolio Manager and
                                                     Chief Investment Officer


October 25, 1997

                                TOP TEN HOLDINGS
                               SEPTEMBER 30, 1997
                               ------------------

    Rhone-Poulenc Rorer                    Deere & Co.
    Time Warner Inc.                       Pittway Corp.
    American Express Co.                   Viacom Inc.
    United Television Inc.                 Quaker Oats Co.
    Chris-Craft Industries Inc.            Neiman Marcus Group Inc.




NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              MARKET
  SHARES                                                      VALUE
----------                                                --------------
             COMMON STOCKS--93.7%
             AEROSPACE--0.4%
    90,000   Boeing Co. ...............................   $    4,899,375
                                                          --------------
             AGRICULTURE--0.3%
   165,000   Archer-Daniels-Midland Co. ...............        3,949,688
                                                          --------------
             AUTOMOTIVE--0.9%
   170,000   General Motors Corp. .....................       11,379,375
                                                          --------------
             AUTOMOTIVE: PARTS AND ACCESSORIES--5.2%
    30,000   Borg-Warner Automotive Inc. ..............        1,706,233
   130,000   Echlin Inc. ..............................        4,558,125
   200,000   Federal-Mogul Corp. ......................        7,425,000
   620,000   GenCorp Inc. .............................       17,631,250
   275,000   Genuine Parts Co. ........................        8,473,438
   170,000   Handy & Harman............................        3,888,750
   130,000   Johnson Controls Inc. ....................        6,443,125
   130,000   Modine Manufacturing Co. .................        4,533,750
    46,062   Myers Industries Inc. ....................          760,023
   160,000   Quaker State Corp. .......................        2,730,000
   115,000   Standard Motor Products Inc. .............        2,688,125
    13,200   Superior Industries International Inc. ...          365,475
   100,000   TransPro Inc. ............................        1,087,500
   200,000   UAP Inc., Class A.........................        2,213,782
    56,800   Wynn's International Inc. ................        1,888,600
                                                          --------------
                                                              66,393,176
                                                          --------------
             AVIATION: PARTS AND SERVICES--1.8%
    10,000   BE Aerospace Inc.+........................          360,000
   390,000   Coltec Industries Inc.+...................        8,433,750
    91,000   Curtiss-Wright Corp. .....................        7,041,125
    60,000   Hi-Shear Industries Inc. .................          116,250
    40,000   Hudson General Corp. .....................        1,710,000
    80,000   Precision Castparts Corp. ................        5,200,000
                                                          --------------
                                                              22,861,125
                                                          --------------
             BROADCASTING--5.4%
   403,122   Chris-Craft Industries Inc. ..............       21,239,490
    67,526   Chris-Craft Industries Inc., Class B(a)...        3,557,776
   116,000   Gray Communications Systems Inc., Class B.        2,900,000
   210,000   Grupo Televisa SA, GDR+...................        7,520,625
    80,000   Liberty Corp. ............................        3,620,000
    64,000   LIN Television Corp.+.....................        2,984,000
   100,000   Paxson Communications Corp., Class A+.....        1,162,500
   400,000   Television Broadcasting Ltd., ORD.........        1,416,387
   247,500   United Television Inc. ...................       25,801,875
                                                          --------------
                                                              70,202,653
                                                          --------------
             BUILDING AND CONSTRUCTION--0.3%
   160,000   Nortek Inc.+..............................        4,150,000
     4,333   Nortek Inc., Special Common+(a)...........           67,162
                                                          --------------
                                                               4,217,162
                                                          --------------
             BUSINESS SERVICES--0.5%
    50,000   Berlitz International Inc., New+..........        1,328,125
    50,000   Ecolab Inc. ..............................        2,428,125
    16,546   Hach Co...................................          388,831
    70,400   Landauer Inc. ............................        1,760,000
    80,000   Nashua Corp.+.............................          915,000
                                                          --------------
                                                               6,820,081
                                                          --------------

                                                              MARKET
  SHARES                                                      VALUE
----------                                                --------------
             CABLE--5.2%
    85,000   BET Holdings Inc., Class A+...............   $    4,494,375
   215,000   Cablevision Systems Corp., Class A+.......       13,491,250
    40,000   Comcast Corp., Class A....................        1,025,000
    20,000   Comcast Corp., Class A, Special...........          515,000
    40,000   Shaw Communications Inc., Class B.........          370,411
    30,000   Shaw Communications Inc., Class B, Conv...          277,808
   321,039   TCI Ventures Group........................        6,621,429
   508,961   Tele-Communications Inc., Class A New+....       10,433,701
   575,000   Tele-Communications Inc./Liberty Mediaedia
               Group, Class A+.........................       17,214,063
    60,000   United International Holdings Inc.,
             Class A+..................................          735,000
   515,000   US WEST Media Group+......................       11,490,938
                                                          --------------
                                                              66,668,975
                                                          --------------
             CLOSED-END FUNDS--0.1%
    84,000   Royce Value Trust Inc. ...................        1,365,000
                                                          --------------
             COMMUNICATIONS EQUIPMENT--0.7%
   110,000   Allen Telcom Inc.+........................        3,135,000
    47,000   Motorola Inc. ............................        3,378,125
    25,000   Northern Telecom Ltd. ....................        2,598,438
                                                          --------------
                                                               9,111,563
                                                          --------------
             CONSUMER PRODUCTS--4.6%
   510,000   Carter-Wallace Inc. ......................        8,415,000
       500   Christian Dior SA.........................           67,508
   220,000   Church & Dwight Co. Inc. .................        6,380,000
    50,000   Department 56 Inc.+.......................        1,446,875
    15,000   Eastman Kodak Co. ........................          974,063
   105,000   Fieldcrest Cannon Inc.+...................        3,622,500
    65,000   First Brands Corp. .......................        1,738,750
   290,000   Fortune Brands Inc. ......................        9,769,375
   250,000   Gallaher Group plc, ADR+..................        4,796,875
    45,000   Gillette Co. .............................        3,884,063
    40,000   Harley Davidson Inc. .....................        1,167,500
    18,000   Mattel Inc. ..............................          596,250
    10,000   National Presto Industries Inc. ..........          420,625
   170,000   Ralston Purina Group......................       15,045,000
    41,700   Syratech Corp.+...........................        1,438,650
                                                          --------------
                                                              59,763,034
                                                          --------------
             CONSUMER SERVICES--1.6%
    93,357   General Cigar Holdings Inc., Class B+(a)..        2,695,683
   285,000   HSN Inc.+.................................       11,578,125
   200,000   Rollins Inc. .............................        4,775,000
    60,000   Ticketmaster Group Inc.+..................        1,395,000
                                                          --------------
                                                              20,443,808
                                                          --------------
             DIVERSIFIED INDUSTRIAL--3.6%
    10,000   Anixter International Inc.+...........              171,875
   215,000   Crane Co. ............................            8,841,875
    82,000   GATX Corp. ...........................            5,540,125
    35,000   General Electric Co. .................            2,382,188
    75,000   Honeywell Inc. .......................            5,039,063
   185,000   ITT Industries Inc. ..................            6,139,688
   150,000   Katy Industries Inc. .................            2,700,000
     6,500   Kyocera Corp., ADR....................              858,813
   345,000   Lamson & Sessions Co.+................            2,652,188
   170,000   Lawter International Inc. ............            2,061,250
    68,000   National Service Industries Inc. .....            2,987,750

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          MARKET
  SHARES                                                  VALUE
----------                                            --------------
             COMMON STOCKS (CONTINUED)
             DIVERSIFIED INDUSTRIAL (CONTINUED)
    80,000   Thomas Industries Inc. ...............   $    2,400,000
   100,000   Trinity Industries Inc. ..............        4,825,000
                                                      --------------
                                                          46,599,815
                                                      --------------
             ELECTRONICS--0.1%
     2,500   Hitachi Ltd., ADR.....................          220,469
    10,000   Imation Corp.+........................          266,875
    10,000   Sony Corp., ADR.......................          939,375
                                                      --------------
                                                           1,426,719
                                                      --------------
             ENERGY--4.6%
   100,000   Atlantic Richfield Co. ...............        8,543,750
    50,000   British Petroleum Co. plc, ADR........        4,540,625
    30,000   Chevron Corp. ........................        2,495,625
   150,000   Eastern Enterprises...................        5,596,875
    60,000   Enron Oil & Gas Co. ..................        1,335,000
   180,000   Exxon Corp. ..........................       11,531,250
    15,000   Global Marine Inc.+...................          498,750
    40,000   Halliburton Co. ......................        2,080,000
    90,000   Pennzoil Co. .........................        7,171,875
   300,000   Southwest Gas Corp. ..................        5,887,500
    99,000   Tejas Gas Corp.+......................        5,946,188
    60,000   Texaco Inc. ..........................        3,686,250
                                                      --------------
                                                          59,313,688
                                                      --------------
             ENTERTAINMENT--5.9%
   230,000   Ascent Entertainment Group Inc. ......        2,645,000
   104,406   EMI Group plc, Sponsored ADR..........        1,837,387
   350,000   Gaylord Entertainment Co., Class A....        9,034,375
   113,500   GC Companies Inc.+....................        4,880,500
   130,000   Havas, Sponsored ADR..................        2,145,000
    20,000   PolyGram NV...........................        1,148,750
   680,000   Time Warner Inc. .....................       36,847,500
    11,000   Todd-AO Corp., Class A................          122,375
   335,000   Viacom Inc., Class A+.................       10,531,563
   200,000   Viacom Inc., Class B+.................        6,325,000
                                                      --------------
                                                          75,517,450
                                                      --------------
             EQUIPMENT AND SUPPLIES--12.2%
    30,000   Aeroquip-Vickers Inc. ................        1,470,000
   305,000   AMETEK Inc. ..........................        7,167,500
   100,000   AMP Inc. .............................        5,356,250
   100,000   Amphenol Corp., Class A+..............        4,312,500
    55,000   AptarGroup Inc. ......................        3,076,563
   105,000   Caterpillar Inc. .....................        5,663,438
    67,400   CLARCOR Inc. .........................        1,929,325
   100,000   CTS Corp. ............................        9,500,000
    34,650   Culligan Water Technologies Inc.+.....        1,593,900
   410,000   Deere & Co. ..........................       22,037,500
   132,000   Donaldson Co. Inc. ...................        6,336,000
    40,000   EG&G Inc. ............................          827,500
     5,000   Flowserve Corp. ......................          149,375
   160,000   Gerber Scientific Inc. ...............        3,870,000
   445,000   IDEX Corp. ...........................       15,296,875
   120,000   Ingersoll-Rand Co. ...................        5,167,500
   200,000   Kollmorgen Corp. .....................        3,750,000
    90,000   Lufkin Industries Inc. ...............        2,756,250


                                                          MARKET
  SHARES                                                  VALUE
----------                                            --------------
    60,000   Manitowoc Co. Inc. ...................   $    2,141,250
   175,000   Mark IV Industries Inc. ..............        4,703,125
     3,000   Met-Pro Corp. ........................           55,125
   410,000   Navistar International Corp.+.........       11,326,250
    20,000   PACCAR Inc. ..........................        1,120,000
   145,500   Pittway Corp. ........................        9,330,188
   160,000   Pittway Corp., Class A................       10,390,000
    61,000   Sequa Corp., Class A+.................        3,515,125
    90,000   Sequa Corp., Class B+.................        5,647,500
   168,000   SPS Technologies Inc.+................        7,896,000
    30,000   Valmont Industries Inc. ..............          639,375
                                                      --------------
                                                         157,024,414
                                                      --------------
             FINANCIAL SERVICES--6.0%
         1   Al-Zar Ltd.+(a).......................              350
   345,000   American Express Co. .................       28,246,875
       220   Berkshire Hathaway Inc.+..............        9,856,000
    70,000   Commerzbank AG, Sponsored ADR.........        2,541,875
   150,000   Deutsche Bank AG, Sponsored ADR.......       10,509,375
    85,000   H&R Block Inc. .......................        3,283,125
   200,000   Lehman Brothers Holdings Inc. ........       10,725,000
    86,000   Midland Co. ..........................        4,945,000
    30,000   Paine Webber Group Inc. ..............        1,396,875
    10,000   Salomon Inc. .........................          751,875
    43,000   State Street Corp. ...................        2,620,313
    20,000   SunTrust Banks Inc. ..................        1,358,750
    11,941   Transamerica Corp. ...................        1,188,130
     8,000   Value Line Inc. ......................          314,000
                                                      --------------
                                                          77,737,543
                                                      --------------
             FOOD AND BEVERAGE--6.5%
    76,300   Brown-Forman Corp., Class A...........        3,691,013
    90,000   Chock Full o'Nuts Corp.+..............          708,750
    45,000   Coca-Cola Co. ........................        2,742,188
    17,000   CPC International Inc. ...............        1,574,625
     4,500   Farmer Brothers Co. ..................          666,000
    70,000   General Mills Inc. ...................        4,825,625
    35,000   Heinz Co. (H.J.)......................        1,616,563
    50,000   Hershey Foods Corp. ..................        2,825,000
   160,000   Kellogg Co. ..........................        6,740,000
    25,000   LVHM Moet Hennessy Louis Vuitton,
               Sponsored ADR.......................        1,071,875
   215,000   PepsiCo Inc. .........................        8,720,938
   385,000   Quaker Oats Co. ......................       19,394,375
    23,000   Ralcorp Holdings Inc.+................          429,812
   300,000   Seagram Co. Ltd. .....................       10,575,000
    62,914   Tootsie Roll Industries Inc. .........        3,192,885
   290,000   Whitman Corp. ........................        7,902,500
    88,000   Wrigley (Wm.) Jr. Co. ................        6,627,500
                                                      --------------
                                                          83,304,649
                                                      --------------
             HEALTH CARE--5.5%
    12,000   Amgen Inc. ...........................          575,250
    18,000   Biogen Inc.+..........................          583,875
    40,000   Chiron Corp.+.........................          905,000
   100,000   Genentech Inc.+.......................        5,812,500
    78,000   Johnson & Johnson.....................        4,494,750
    60,000   Merck & Co. Inc. .....................        5,996,250
   120,000   Pfizer Inc. ..........................        7,207,500
   470,000   Rhone-Poulenc Rorer Inc. .............       45,443,125
                                                      --------------
                                                          71,018,250
                                                      --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              MARKET
  SHARES                                                      VALUE
----------                                                --------------
             COMMON STOCKS (CONTINUED)
             HOTELS AND GAMING--2.8%
   100,000   Circus Circus Enterprises Inc.+...........   $    2,518,750
    35,000   GTECH Holdings Corp.+.....................        1,196,563
    12,000   Harrah's Entertainment Inc.+..............          269,250
   290,000   Hilton Hotels Corp. ......................        9,769,375
   220,000   ITT Corp., New+...........................       14,905,000
   203,389   Ladbroke Group plc........................          893,427
   185,000   Mirage Resorts Inc.+......................        5,573,125
    15,000   Santa Anita Realty Enterprises Inc. ......          506,250
                                                          --------------
                                                              35,631,740
                                                          --------------
             METALS AND MINING--0.6%
    30,000   Barrick Gold Corp. .......................          742,500
   150,000   Echo Bay Mines Ltd. ......................          853,125
    50,000   Homestake Mining Co. .....................          765,625
    33,000   Newmont Gold Co. .........................        1,522,125
   365,000   Pegasus Gold Inc.+........................        2,053,125
    17,500   Placer Dome Inc. .........................          334,688
   300,000   Royal Oak Mines Inc.+.....................          843,750
    20,000   TVX Gold Inc.+............................          125,000
                                                          --------------
                                                               7,239,938
                                                          --------------
             PAPER AND FOREST PRODUCTS--1.3%
   180,000   Greif Bros. Corp., Class A................        5,850,000
   108,000   St. Joe Corp. ............................       10,692,000
                                                          --------------
                                                              16,542,000
                                                          --------------
             PUBLISHING--2.8%
    75,000   American Media Inc., Class A+.............          637,500
    35,000   Dow Jones & Co. Inc. .....................        1,636,250
     5,000   E.W. Scripps Co., Class A.................          219,688
   245,000   Golden Books Family Entertainment Inc.+...        2,725,625
    60,000   Harcourt General Inc. ....................        2,973,750
    43,750   McClatchy Newspapers Inc., Class A........        1,503,906
    75,000   McGraw-Hill Companies Inc. ...............        5,076,563
   345,000   Media General Inc., Class A...............       13,670,625
    90,000   Meredith Corp. ...........................        2,981,250
    73,000   New York Times Co., Class A...............        3,832,500
    15,000   News Corp. Ltd., ADR......................          306,563
 1,650,000   Seat SpA+.................................          617,501
                                                          --------------
                                                              36,181,721
                                                          --------------
             REAL ESTATE--0.7%
   330,000   Catellus Development Corp.+...............        6,847,500
    12,000   Florida East Coast Industries Inc. .......        1,338,000
    60,000   Griffin Land & Nurseries Inc.+............        1,027,500
     1,000   Lennar Corp. .............................           42,500
                                                          --------------
                                                               9,255,500
                                                          --------------
             RETAIL--2.2%
    41,000   Aaron Rents Inc. .........................          717,500
    20,000   Aaron Rents Inc., Class A.................          350,000
   150,000   Burlington Coat Factory Warehouse Corp.+..        3,168,750
   180,000   Earl Scheib Inc.+.........................        1,620,000
    50,000   Fingerhut Companies Inc. .................        1,125,000


                                                              MARKET
  SHARES                                                      VALUE
----------                                                --------------
   130,000   Lillian Vernon Corp. .....................   $    2,201,875
   593,000   Neiman Marcus Group Inc.+.................       18,976,000
                                                          --------------
                                                              28,159,125
                                                          --------------
             RETAIL: FOOD AND DRUG--0.6%
    60,000   Albertson's Inc. .........................        2,092,500
    90,000   Giant Food Inc., Class A..................        2,930,625
    75,000   Kroger Co.+...............................        2,264,063
                                                          --------------
                                                               7,287,188
                                                          --------------
             SPECIALTY CHEMICAL--0.7%
   250,000   Ferro Corp. ..............................        9,546,875
                                                          --------------
             TELECOMMUNICATIONS--6.3%
   113,300   Aliant Communications Inc. ...............        2,747,525
   160,000   AT&T Corp. ...............................        7,090,000
    80,000   BC Telecom Inc. ..........................        2,066,197
   215,000   BCE Inc. .................................        6,423,125
    18,000   BellSouth Corp. ..........................          832,500
   100,000   Cable & Wireless plc, Sponsored ADR.......        2,587,500
   178,000   C-TEC Corp.+..............................        8,900,000
    46,500   C-TEC Corp., Class B+.....................        2,287,219
    60,000   Frontier Corp. ...........................        1,380,000
    50,000   Globalstar Telecommunications+............        2,625,000
   165,000   GTE Corp. ................................        7,486,875
    35,000   Hong Kong Telecommunications Ltd.,
               Sponsored ADR...........................          783,125
   165,000   Rogers Communications Inc., Class B+......          991,494
    10,000   SBC Communications Inc. ..................          613,750
   135,000   Southern New England
               Telecommunications Corp. ...............        5,526,563
   110,000   Sprint Corp. .............................        5,500,000
   642,000   Telecom Italia SpA, ORD...................       12,862,863
    68,000   Telecomunicacoes Brasileiras SA
               (Telebras), Sponsored ADR...............        8,755,000
    15,000   Telefonica de Espana, Sponsored ADR.......        1,411,875
    13,000   Telefonos De Mexico SA, Class L, ADR......          672,750
                                                          --------------
                                                              81,543,361
                                                          --------------
             TRANSPORTATION--0.8%
    90,000   AMR Corp.+................................        9,961,875
                                                          --------------
             WIRELESS COMMUNICATIONS--3.5%
    55,000   AirTouch Communications Inc.+.............        1,949,063
    22,500   Associated Group Inc., Class A+...........        1,586,250
    18,500   Associated Group Inc., Class B+...........        1,285,750
   365,000   Century Telephone Enterprises Inc. .......       16,060,000
   195,000   COMSAT Corp. .............................        4,643,438
    55,000   NEXTEL Communications Inc., Class A+......        1,588,125
   140,000   TCI Satellite Entertainment Inc., Class A+        1,058,750
 1,900,000   Telecom Italia Mobile SpA.................        7,539,901
   150,000   Telephone and Data Systems Inc. ..........        6,750,000
   105,000   360 degrees Communications Co.+...........        2,191,875
                                                          --------------
                                                              44,653,152
                                                          --------------
TOTAL COMMON STOCKS....................................    1,206,020,018
                                                          --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                MARKET
  SHARES                                                        VALUE
----------                                                  --------------
             PREFERRED STOCKS--0.4%

             CONSUMER PRODUCTS--0.1%
    28,500   Fieldcrest Cannon Inc., Series A, 6.00%,
               Conv. Pfd. 144A(b)........................   $    1,710,000
                                                            --------------
             EQUIPMENT AND SUPPLIES--0.2%
    19,300   Sequa Corp., $5.00, Cumulative Conv. Pfd. ..        1,746,650
                                                            --------------
             METALS AND MINING--0.0%
    10,000   Freeport-McMoRan Inc., Depository Shares,
               7.00%, Cumulative Conv. Pfd. .............          276,875
                                                            --------------
             TELECOMMUNICATIONS--0.1%
    22,000   Sprint Corp., 8.25%, Conv. Pfd. ............          827,750
 1,588,267   Telecomunicacoes de Sao Paulo SA
               (Telesp), Preference Shares...............          484,229
                                                            --------------
                                                                 1,311,979
                                                            --------------
TOTAL PREFERRED STOCKS.............................              5,045,504
                                                            --------------

  PRINCIPAL                                                     MARKET
    AMOUNT                                                      VALUE
--------------                                              --------------
                 CORPORATE BONDS--0.2%
                 ENTERTAINMENT--0.2%
 FRF   593,750   Havas, Conv. Bonds, Payment-in-kind,
                   3.00% due 12/31/1997...............      $      129,306
 $   2,600,000   Viacom Inc., Sub. Deb., 8.00% due
                   07/07/2006.........................           2,593,500
                                                            --------------
TOTAL CORPORATE BONDS.................................           2,722,806
                                                            --------------
                 U.S. TREASURY BILLS--5.7%
    74,042,000   4.78% to 5.07%++ due
                   10/16/1997-11/28/1997..............          73,615,398
                                                            --------------
TOTAL INVESTMENTS
  (Cost $737,969,301)(c).......................  100.0%      1,287,403,726
OTHER ASSETS AND LIABILITIES (NET).............    0.0             313,781
                                                 -----      --------------
NET ASSETS
  (36,804,673 shares outstanding)..............  100.0%     $1,287,717,507
                                                 =====      ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE..............................                     $34.99
                                                                    ======

---------------

(a) Security fair valued by the Board of Trustees.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of this security at September 30, 1997 was $1,710,000, representing 0.13% of total net assets.
(c) Aggregate cost for Federal tax purposes was $738,914,098. Net unrealized appreciation for Federal tax purposes was $548,489,628 (gross unrealized appreciation was $555,450,248 and gross unrealized depreciation was $6,960,620).
  + Non-income producing security
 ++ Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt  FRF -- French Franc  GDR -- Global
    Depositary Receipt  ORD -- Ordinary Share

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                     (Net Asset Value may be obtained daily
                                   by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF TRUSTEES

Mario J. Gabelli, CFA                           Karl Otto Pohl
Chairman and Chief                              Former President
Investment Officer                              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana                             Anthony R. Pustorino
Former Senior                                   Certified Public Accountant
Vice President                                  Professor, Pace University
Dollar Dry Dock Savings Bank

Anthony J. Colavita                             Anthonie C. van Ekris
Attorney-at-Law                                 Managing Director
Anthony J. Colavita, P.C.                       BALMAC International, Inc.

James P. Conn                                   Salvatore J. Zizza
Managing Director and                           Chairman and Chief
Chief Investment Officer                        Executive Officer
Financial Security Assurance                    The Lehigh Group, Inc.
Holdings Ltd.

                        OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA                           Bruce N. Alpert
Portfolio Manager                               President and Treasurer

James E. McKee
Secretary

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                 CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                      Skadden, Arps, Slate, Meagher & Flom
                                      LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                        [PICTURE OF MARIO J. GABELLI]

THE

GABELLI

ASSET

FUND



THIRD QUARTER REPORT
  SEPTEMBER 30, 1997